Exhibit 10.52

                           PURCHASE AND SALE AGREEMENT

                                 by and between

                  PHL-OPCO, LP, a Delaware limited partnership,

                                   as Seller,

                                       and

               MEDTOX LABORATORIES, INC., a Delaware corporation,

                                  as Purchaser

                            Dated: December 29, 2000


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                                TABLE OF CONTENTS                     Page

1.       Purchase and Sale.............................................1
2.       Purchase Price................................................2
3.       Deposit; Escrow...............................................3
4.       Seller's Initial Deliveries...................................4
5.       Purchaser's Investigations....................................5
6.       Covenants.....................................................6
7.       Subsequent Title Defects......................................8
8.       Fire and Other Casualty.......................................9
9.       Condemnation.................................................10
10.      The Closing..................................................10
11.      Prorations...................................................12
12.      Remedies.....................................................16
13.      Real Estate Commissions......................................17
14.      Notice.......................................................17
15.      Assignment...................................................19
16.      Representations of Seller....................................19
17.      Representations of Purchaser.................................22
18.      No Representations; "As Is" Purchase.........................22
19.      Attorney's Fees and Legal Expenses...........................24
20.      Section Headings; Other Terms................................24
21.      Interpretation...............................................24
22.      Entire Agreement.............................................24
24.      Reporting of Foreign Investment..............................25
25.      Exhibits.....................................................25
26.      Applicable Law...............................................25
27.      Confidentiality..............................................25
28.      Tax Reduction Proceedings....................................25
29.      Counterparts.................................................26
30.      Facsimile Signatures.........................................26
31.      No Offer.....................................................26
32.      Business Day.................................................27
33.      Strict Performance...........................................27
34.      Non-Solicitation of Employees................................27


Exhibit A     LEGAL DESCRIPTION OF THE LAND .........................A-1
Exhibit B     FORM OF ESTOPPEL CERTIFICATE ..........................B-1
Exhibit C     FORM OF DEED ..........................................C-1
Exhibit D     FORM OF GENERAL ASSIGNMENT AND ASSUMPTION .............D-1
Exhibit E     FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES AND
              SECURITY DEPOSITS .....................................E-1
Exhibit F     FORM OF TENANT NOTICE .................................F-1
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Exhibit G     FORM OF CERTIFICATE OF NON-FOREIGN STATUS .............G-1
Exhibit H     DESIGNATION AGREEMENT .................................H-1
Exhibit I     FORM OF CERTIFICATE CONFIRMING REPRESENTATIONS AND
              WARRANTIES ............................................I-1
Exhibit J     OUTSTANDING TENANT INDUCEMENT COSTS AND BROKERAGE
              COMMISSIONS PAYABLE BY SELLER..........................J-1
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                           PURCHASE AND SALE AGREEMENT


 .........THIS PURCHASE AND SALE AGREEMENT (this "Agreement") made as of December
29,  2000,  by  and  between  PHL-OPCO,   LP,  a  Delaware  limited  partnership
("Seller"), and MEDTOX LABORATORIES, INC., a Delaware corporation ("Purchaser").

                              W I T N E S S E T H:

 .........WHEREAS, Seller is the fee owner of the Land and the Improvements (each as defined in Section 1 below) known as New Brighton I and II, as more particularly described on Exhibit A hereto; ---------

 .........WHEREAS,  Seller  desires to sell its entire right,  title and interest in, and Purchaser desires to purchase, the Property (as defined in Section 1 below) upon and subject to the terms and conditions hereinafter set forth;

     .........NOW,  THEREFORE,  in  consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         .........1........Purchase and Sale.
                           -----------------

     .........Seller  hereby agrees to sell and convey, subject to the Permitted
     Encumbrances (as defined in Section 4(a) below), and Purchaser hereby agrees to purchase and pay for, notwithstanding the Permitted Encumbrances,

                           (a) that certain tract of land (the "Land") situated in New Brighton, Ramsey County, Minnesota, as more particularly described on Exhibit A hereto;

               (b) all buildings, together with all other permanent improvements situated on the Land and all fixtures and other property affixed thereto (collectively, the "Improvements");

                           (c) all rights and appurtenances pertaining to the Land and the Improvements, including any right, title and interest of Seller (but without warranty whether statutory, express or implied) in and to adjacent streets, alleys or rights-of-way;

                           (d) any furniture, furnishings, equipment, systems, facilities and machinery, and conduits to provide life safety, heat, ventilation, air conditioning, electrical power, lighting, plumbing, security, gas, sewer and water thereto, to the extent owned by Seller and now located on or within the Land and the Improvements and used in connection therewith (collectively, the "Personal Property");

                           (e) all of Seller's right, title and interest as landlord in the leases for space situated within the Improvements (collectively, the "Space Leases"), all prepaid rents under the Space

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         Leases  applicable to the period from and after the Closing (as defined in Section 10 below), and security and other deposits under the Space Leases;

                           (f) all of Seller's interest, to the extent such interest may be lawfully assigned to Purchaser without cost to Seller, in all contracts relating to the improvement, maintenance or operation of, or the provision of services or supplies to, the Land or the Improvements (such as trash removal or elevator, HVAC or landscaping maintenance contracts) which have been delivered to Purchaser by Seller according to Section 4(e), but excluding any contract with Seller's managing or leasing agents and excluding any other contracts that Seller is required to terminate by Closing in accordance with Section 6(h) (collectively, the "Service Contracts");

                           (g) all of  Seller's  interest,  to the  extent  such
         interest may be lawfully assigned to Purchaser without cost to Seller, in all unexpired warranties, guaranties and bonds (including manufacturers' warranties on Personal Property and contractors' warranties for tenant finish work) that relate to any of the Improvements or Personal Property (the "Warranties");

                           (h) all of Seller's interest, to the extent such interest may be lawfully assigned to Purchaser without cost to Seller, in all governmental permits, licenses, certificates and authorizations, including, without limitation, certificates of occupancy, relating to the Land, Improvements or Personal Property (the "Permits"); and

                           (i) all of Seller's interest, to the extent such interest may be lawfully assigned to Purchaser without cost to Seller, in all intangible property, including, without limitation, the name "New Brighton Business Center," relating to the Land, Improvements or Personal Property.

         .........The  matters  described  in items  (a)  through  (i) above are hereinafter collectively referred to as the "Property." To the extent that any of the personal property described in clause (d) above is owned by tenants or other occupants of space at the Property or owned by any service provider pursuant to any of the Service Contracts or owned by a utility pursuant to one or more Permitted Encumbrances, it shall be excluded from the definition of the term Property and from the term Personal Property as used in this Agreement.

         .........2........Purchase Price.
                           --------------

     .........The  total  purchase  price (the  "Purchase  Price") to be paid by
     Purchaser to Seller for the Property is SIX MILLION THREE HUNDRED FIFTY THOUSAND DOLLARS ($6,350,000). The Purchase Price is to be paid by Purchaser as follows:

                           (a) the amount of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) (the "Initial Deposit") upon the execution by Purchaser of this Agreement by check, subject to collection, payable to the order of, or by wire transfer in immediately available funds sent to Chicago Title Insurance Company, 222 South 9th Avenue, Suite 3250, Minneapolis,

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         Minnesota 55402, Attn: John Haley (in such capacity, "Escrow Agent") to be held in escrow pursuant to the terms set forth in Section 3 below;

                           (b) the amount of TWO HUNDRED THOUSAND DOLLARS ($200,000) (the "Additional Deposit"), prior to the expiration of the Inspection Period (as defined in Section 5) if Purchaser does not elect to terminate this Agreement pursuant to Section 5, by cashier's or certified check payable to the order of, or by wire transfer in immediately available funds sent to Escrow Agent to be held in escrow pursuant to the terms set forth in Section 3 below;

                           (c) In the event Purchaser elects to extend the originally-scheduled Closing Date as provided in Section 10 below, the amount of TWO HUNDRED THOUSAND DOLLARS ($200,000) (the "Extension Deposit"), by cashier's or certified check payable to the order of, or wire transfer in immediately available funds sent to Escrow Agent to be held in escrow pursuant to the terms set forth in Section 3 below (the Initial Deposit and, when and if made by Purchaser, the Additional Deposit and the Extension Deposit are collectively referred to in this Agreement as the "Deposit");

                           (d) the balance of the Purchase Price, as adjusted pursuant to the terms of this Agreement, at the Closing by wire transfer in immediately available funds sent to Escrow Agent. The wire transfer required by this Section 2(d) must be received by Escrow Agent not later than 12:00 noon (Minneapolis time) on the Closing Date (as defined in Section 10 below). If such wire transfer is received later than 12:00 noon (Minneapolis time) on the Closing Date, but is nevertheless received by 5:00 p.m. (Minneapolis time) on the Closing Date, then all prorations made pursuant to Section 11 hereof will remain unchanged but Purchaser will pay to Seller an additional ONE THOUSAND SIX HUNDRED EIGHTY DOLLARS ($1,680) to compensate Seller for the additional day's interest Seller will be obligated to pay its lender and the interest income Seller will not be able to obtain by investing its proceeds on the Closing Date.

         .........3........Deposit; Escrow.
                           ---------------

         .........At  the  Closing,  Escrow  Agent shall  deliver the Deposit to
Seller and/or otherwise in accordance with written instructions signed by Seller and the Deposit shall be applied to the Purchase Price. The Deposit shall be held in an interest-bearing account at a bank or trust company selected by Escrow Agent and approved by Seller and all interest earned thereon shall be paid to the party to which the Deposit shall be paid. Escrow Agent makes no representations or warranties as to the yield of the interest-bearing account in which the Deposit is held. In all other cases, if either party makes a demand upon Escrow Agent for delivery of the Deposit, or any portion thereof, then Escrow Agent shall give notice to the non-demanding party of such demand; provided, however, no such notice shall be required with respect to a demand for delivery of the Deposit made by Purchaser upon Escrow Agent in connection with the termination of this Agreement by Purchaser during the Inspection Period in accordance with Section 5. If a notice of objection to the proposed payment is not received by Escrow Agent from the non-demanding party within seven (7) business days after the giving of notice by Escrow Agent, time being of the essence, then Escrow Agent is hereby authorized to deliver the Deposit or the

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demanded portion to the party which made the demand.  If Escrow Agent receives a notice of objection within such seven (7) business day period, or if for any other reason Escrow Agent in good faith elects not to deliver the Deposit or the demanded portion thereof, then Escrow Agent shall continue to hold the Deposit or the demanded portion thereof and thereafter pay the same to the party entitled when Escrow Agent receives (a) a notice from the non-requesting party withdrawing the objection, (b) a notice signed by both parties directing the disposition of the Deposit or the demanded portion thereof or (c) a judgment or order of a court of competent jurisdiction. In the event of any dispute or doubt as to the genuineness of any document or signature, or uncertainty as to Escrow Agent's duties, then Escrow Agent shall have the right to either continue to hold the Deposit or the demanded portion thereof in escrow or to pay the Deposit or the demanded portion thereof into court pursuant to relevant statute. The parties agree jointly to defend, indemnify and hold harmless Escrow Agent against and from any claim, judgment, loss, liability, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements) resulting from any dispute or litigation arising out of or concerning Escrow Agent's duties or services hereunder. Escrow Agent shall not be liable for any error in judgment or for any act done or step taken or omitted in good faith, or for any mistake of fact or law, except for Escrow Agent's own negligence or willful misconduct. The parties acknowledge that Escrow Agent is merely a stakeholder. In the event Escrow Agent shall require the execution and delivery of any additional escrow instructions as a condition to its acting as Escrow Agent, the terms and provisions of this Section 3 shall govern in the event of any conflict. The signing of this Agreement by Escrow Agent is only to evidence Escrow Agent's acceptance of the terms and conditions of this Section 3.

         .........4........Seller's Initial Deliveries.
                           ---------------------------

     .........Prior  to the  execution  and  delivery of this  Agreement by both
     Seller and Purchaser, Seller has delivered or caused to be delivered to Purchaser the following:

                           (a) a current title insurance commitment or preliminary title report issued by Chicago Title Insurance Company ("Title Company"), including copies of all recorded exceptions to title referred to therein (collectively, the "Title Commitment"), showing the status of title to the Land and Improvements according to the Title Company. Purchaser will review the Title Commitment as part of its investigations hereunder and will have the right to negotiate with Title Company in order to cause Title Company to modify the Title
         Commitment to reflect only those exceptions to title that are acceptable to Purchaser. If Purchaser does not terminate this Agreement pursuant to Section 5, then the exceptions to title disclosed in the Title Commitment as of the expiration of the Inspection Period (as defined in Section 5), i.e., including any endorsements or supplements to the Title Commitment issued prior to such expiration, and those matters affecting title that are reflected on the Survey (as defined in Section 4(b) below) will be the "Permitted Encumbrances" hereunder, excluding (i) any delinquent taxes or assessments, or (ii) any monetary liens or encumbrances arising by, through or under Seller. At or prior to Closing, Seller will cause any delinquent taxes or assessments and any monetary liens or encumbrances arising by, through or under Seller to be paid off or otherwise removed of record;

                           (b) a copy of the survey of the Land and Improvements obtained by Seller when Seller acquired the same, or any update thereof since obtained by Seller (the "Survey"). As part of its investigations hereunder, Purchaser will have the right, at its expense, to have the Survey updated by the surveyor who prepared the same or by another surveyor selected by Purchaser. If Purchaser elects to obtain any such update, Purchaser will provide copies thereof to Seller and Title Company, any matters affecting title shown thereon will be deemed a part of the Permitted Encumbrances and such update will otherwise be deemed a part of the "Survey" under this Agreement;

     (c) a list of all movable furniture and equipment included in the Personal Property;

                           (d) copies of all Space Leases in Seller's possession, excluding, however, that certain Space Lease between Phoenix Mutual Life Insurance Company, a predecessor-in-interest to Seller, as landlord, and Medtox Laboratories, Inc., a predecessor-in-interest to Psychiatric Diagnostic Laboratories of America, Inc., now known as Purchaser, as tenant, executed as of March 5, 1992 (as amended from time to time, the "Purchaser's Space Lease");

                    (e) copies of all  written  Services  Contracts  in Seller's possession;

                           (f) a current rent roll for the Property (the "Rent Roll") and copies of the real property tax bills for the last two (2) tax years of the jurisdiction in which the Property is located (or for such shorter period as Seller has owned the Property) and a copy of any notice of valuation received by Seller since the last tax bill; and

                           (g) copies of all environmental assessment reports prepared by third parties concerning the Property, addressed to Seller and in Seller's possession, including the Phase I environmental assessment report concerning the Property that Seller caused to be prepared in connection with Seller's acquisition of the Property.

         .........5........Purchaser's Investigations.
                           --------------------------

         .........Purchaser  will have  until 5:00 p.m.,  Minneapolis  time,  on
January 31, 2001 (the "Inspection Period") to investigate the Property and all matters relevant to its acquisition, ownership and operation. If, prior to the expiration of the Inspection Period, Purchaser gives Seller written notice setting forth Purchaser's dissatisfaction with the Property for any reason whatsoever, and states in such notice Purchaser's unequivocal election to terminate this Agreement, then (i) Escrow Agent will promptly return the Deposit to Purchaser, and (ii) Purchaser will, as consideration for the investigation privileges afforded to Purchaser by Seller hereunder, deliver to Seller copies of all studies, inspection reports and similar matters made for Purchaser by third parties engaged by Purchaser to do so during the Inspection Period concerning the Property, whereupon this Agreement will terminate and both parties will be relieved of any further obligations hereunder, except for those obligations which expressly survive any termination hereof. If Purchaser does not give such termination notice prior to the expiration of the Inspection Period, then this Agreement will remain in full force and effect in accordance with its terms and the Deposit will become nonrefundable to Purchaser for any reason whatsoever, except as expressly provided to the contrary in Section 6(e), 7, 8, 9, 12(a) or 16. If Purchaser does not give such termination notice prior to the expiration of the Inspection Period but fails to deliver the Additional Deposit in accordance with Section 2(b) above prior to the expiration of the Inspection Period, then this Agreement will remain in full force and effect as provided above, but Purchaser will be deemed in default and, if Purchaser does not cure such default within one (1) business day after delivery of notice thereof by Seller to Purchaser, Seller may, at Seller's option, terminate this Agreement by notice to Purchaser and Escrow Agent whereupon Seller shall receive the Deposit as liquidated damages and not as a penalty.

         .........6........Covenants.
                           ---------

         .........Purchaser  covenants  and agrees with Seller that prior to the
Closing, Purchaser, in the conduct of its due diligence investigation of the Property or otherwise, will not interfere with or hinder the operation of the Property or the other tenants or occupants thereof. Seller and Purchaser each acknowledge that Purchaser is a tenant of the Property under the Purchaser's Space Lease, and that the foregoing covenant shall not apply to Purchaser in its capacity as "tenant" under the Purchaser's Space Lease. Seller covenants and agrees with Purchaser that, from the date hereof until the Closing, Seller will:

                           (a) provide Purchaser and Purchaser's agents and representatives with reasonable access to the Property between 9:00 a.m. and 5:00 p.m. on weekdays, subject to the rights of the Property's tenants or occupants and provided that: (i) Purchaser will notify Seller not less than three (3) business days in advance of entering the Property; (ii) neither Purchaser nor any agent or representative of Purchaser will communicate directly with any tenant of the Property without the approval of and with, at Seller's option, the accompaniment by, Seller or Seller's manager for the Property; (iii) Purchaser will keep the Property free and clear of any mechanic's or materialmen's liens arising out of any such entry, promptly restore any damage caused by Purchaser or its representatives, perform all investigations in a safe and professional manner, not allow any dangerous or hazardous conditions and comply with all applicable laws and governmental regulations; (iv) Seller or any of its representatives or agents may accompany Purchaser and any of its representatives and agents during their visit to the Property; (v) Purchaser will not perform any invasive testing of the Property without Seller's prior written consent; and (vi) prior to Purchaser's or its agent's or representative's entry upon the Property, Purchaser will deliver to Seller evidence of such party's liability insurance coverage by an insurer reasonably acceptable to Seller and with combined single limits of not less than ONE MILLION DOLLARS ($1,000,000) per occurrence. Purchaser agrees to indemnify and hold harmless Seller, and hereby waives and releases Seller, from all liability, claims, loss, liens, costs, expenses and damages, including reasonable attorneys' fees and expenses, arising out of, and will repair any damages resulting to the Property due to, such access or, if requested by Seller, reimburse Seller for all expenses incurred by Seller in repairing such damages if Purchaser does not promptly repair such damages. The foregoing agreement of indemnity, repair and reimbursement shall survive Closing and/or any termination of this Agreement;

                           (b) provide Purchaser and Purchaser's agents and representatives with reasonable access, between 9:00 a.m. and 5:00 p.m. on weekdays, and upon at least one (1) business day's prior notice, to all tenant files and books and records concerning the operation and maintenance of the Property (including, without limitation, the Property's operating income and expenses), to the extent that any of the same are in Seller's possession, at the offices in Denver, Colorado and Bloomington, Minnesota where Seller maintains the same;

                           (c) not enter into (i) any new Space Lease, or (ii) any termination, modification, amendment or renewal of any existing Space Lease, except pursuant to an existing provision of such Space Lease (collectively, a "New Lease"), without Purchaser's prior written approval, which approval will not be unreasonably withheld or delayed. If Seller desires to enter into a New Lease, Seller will deliver written notice to Purchaser requesting Purchaser's approval thereof and providing therewith the most current draft of the proposed New Lease and copies of such information concerning the proposed tenant as Seller may have in its possession. Purchaser will respond to Seller's request for approval of the New Lease transaction within five (5) business days after the delivery of Seller's notice. Unless Purchaser delivers written notice to Seller disapproving the proposed New Lease within such five (5) business days, Purchaser will be deemed to have approved such New Lease transaction for all purposes of this Agreement and Seller may proceed to consummate such New Lease in the form most recently approved (or deemed approved) by Purchaser;

                           (d) not enter into any new Service Contracts which cannot by their express terms be terminated on not more than thirty
         (30) days' notice and that will survive Closing or otherwise affect the use, operation or enjoyment of the Property after Closing, without Purchaser's prior written consent, which consent will not be unreasonably withheld or delayed, and which consent will be deemed to have been given by Purchaser if Purchaser does not notify Seller to the contrary within five (5) business days after receipt of Seller's request for such consent;

                           (e) except with respect to Purchaser's Space Lease, use commercially reasonable efforts to obtain and deliver to Purchaser a signed estoppel certificate in substantially in the form of Exhibit B attached hereto from each of the tenants under the Space Leases (except that if any Space Lease prescribes a different form of estoppel certificate, Seller will only be required to use commercially reasonable efforts to obtain an estoppel certificate from such tenant in such prescribed form). In the event Seller is unable to obtain and deliver to Purchaser on or before the date which is five (5) business days prior to the Closing Date a Conforming Estoppel (as defined below) from tenants occupying not less than seventy-five percent (75%) of the leasable space within the Property that has been leased under the Space Leases, excluding the leasable space under Purchaser's Space Lease, Purchaser may elect to terminate this Agreement by giving notice to Seller and to receive a refund in full of the Deposit by giving Seller notice of such termination. As used herein, a "Conforming Estoppel" will mean either (1) an estoppel certificate signed by the tenant under a Space Lease and in the form of Exhibit B (or if any Space Lease prescribes a different form of estoppel certificate, then an estoppel certificate for such Space Lease in such prescribed form will also be deemed acceptable), with all blanks filled in with information that conforms to the information set forth in the Rent Roll delivered to Purchaser pursuant to Section 4(f) above and with no additional information added that is inconsistent with the statements set forth in such form or with the information set forth in such Rent Roll; or (2) an estoppel certificate that is otherwise acceptable to Purchaser in its sole and absolute discretion, provided that if Seller delivers a signed estoppel certificate to Purchaser for review and Purchaser does not notify Seller that such estoppel certificate is unacceptable within five (5) business days after delivery thereof, then such estoppel certificate will be deemed accepted by Purchaser;

                           (f) not create or permit the creation of any title exceptions, such as easements or liens encumbering the Property (unless caused by Purchaser), without Purchaser's prior written approval, which shall not be unreasonably withheld or delayed;

               (g) continue to maintain the Property consistent with industry standards in the marketplace; and

                           (h) at or prior to Closing, terminate (i) any contract with Seller's managing or leasing agents for the Property; and
         (ii) any contract that would otherwise constitute a Service Contract but as to which Purchaser notifies Seller, by the expiration of the Inspection Period, that Purchaser desires Seller to terminate by Closing, provided that any contract Purchaser so requests Seller to terminate must, in accordance with the terms and provisions thereof, be terminable by Seller without penalty (unless Purchaser agrees to pay such penalty) at or prior to Closing.

         .........7........Subsequent Title Defects.
                           ------------------------

         .........If,  subsequent to the expiration of the Inspection Period and prior to Closing, Purchaser becomes aware of the existence of any encumbrances, encroachments, defects in or other matters affecting title, other than the Permitted Encumbrances and other than any delinquent taxes or assessments or any monetary liens or encumbrances arising by, through or under Seller which Seller is obligated to remove prior to Closing pursuant to Section 4(a), that render title to the Property unmarketable and are unacceptable to Purchaser, Purchaser shall as soon as practicable notify Seller in writing of such fact and the reasons therefor ("Purchaser's Title Objections"). Seller shall have the right but not the obligation to eliminate or otherwise cure Purchaser's Title Objections (which shall include causing the Title Company to "insure over" any Purchaser's Title Objections), provided that (i) Seller shall be obligated to cure any liens created by Seller after the date hereof and (ii) if Seller receives notice of any Purchaser's Title Objections, Seller shall notify Purchaser in writing within five (5) business days after its receipt thereof as to whether Seller intends to eliminate or cure Purchaser's Title Objections and if Seller, in its sole discretion, elects to eliminate or cure Purchaser's Title Objections, Seller shall have the right to postpone the Closing for a period of up to thirty (30) days anything else in this Agreement to the contrary notwithstanding. If Seller is unable or unwilling to cure Purchaser's Title Objections, Purchaser (as its sole and exclusive remedy) may terminate this Agreement by notice in writing to Seller on or before five (5) business days following notice from Seller that it is unwilling or unable to cure or modify

Purchaser's Title Objections, failing which Purchaser shall accept such title as Seller is able or willing to deliver without any reduction in the Purchase
Price, in which event such uncured Purchaser's Title Objections shall be included in the term "Permitted Encumbrances." Upon a termination pursuant to this Section, the parties shall have no further rights or obligations hereunder, except those which expressly survive termination, and the Deposit shall be returned to Purchaser.

         .........8........Fire and Other Casualty.
                           -----------------------

                           (a) Notice and Estimate. In the event that the Improvements should be damaged by any casualty prior to Closing, Seller will promptly give Purchaser written notice of such occurrence, and as soon thereafter as practicable, will provide Purchaser with an estimate made by an architect, engineer or contractor selected by Seller and approved by Purchaser (which approval will not be unreasonably withheld or delayed) of the cost and amount of time required to repair such damage. If it is so estimated that it will take longer than until the Closing Date to repair such damage and if neither party terminates this Agreement pursuant to Section 8(c), then Purchaser will be given an opportunity to review and approve any construction contract which Seller proposes to enter into to have such damage repaired and Purchaser will not unreasonably withhold or delay such approval.

                           (b) Minor Damage. If the estimated cost of repairing such damage is less than or equal to ten percent (10%) of the Purchase Price, then Seller will promptly contract for and commence the repairs and complete so much thereof as may be accomplished prior to the Closing Date. In the event such repairs are not completed on or before the Closing Date, Seller will assign to Purchaser so much of the insurance proceeds resulting from such damage as have not then been expended for repairs, Seller will assign to Purchaser, and Purchaser will assume, the rights and obligations under the construction contract pursuant to which such repairs are being completed, and at Closing, the Purchase Price will be reduced both to the extent of any deductible provided for in Seller's casualty policy that has not been expended by Seller as of Closing for repairs and to the extent the insurance proceeds are insufficient to cover the amounts due under the construction contract or amounts estimated to make or complete such repairs.

                           (c) Major Damage. If the estimated cost of such repairs is more than ten percent (10%) of the Purchase Price, then either Seller or Purchaser may elect to terminate this Agreement upon written notice to the other given within ten (10) days after both parties' receipt of the estimate in which event Escrow Agent will return the Deposit to Purchaser and both parties will be relieved of any further obligations hereunder, except for those obligations which expressly survive any termination hereof; however, if neither party elects to so terminate this Agreement, then this Agreement will remain in full force and effect and the parties will proceed in accordance with Section 8(b).

         .........9........Condemnation.
                           ------------

         .........Within  seven (7) business  days after  service on Seller of a suit for condemnation of any part of the Property by an appropriate governmental authority, Seller will notify Purchaser of the pendency of such proceedings. In the event of the condemnation of any portion of the Property or the sale of any portion of the Property in lieu of condemnation, this Agreement shall remain in full force and effect, and in such event Seller at the Closing shall assign to Purchaser any and all claims for the proceeds of such condemnation, and Purchaser shall take title to the remainder of the Property with the assignment of such proceeds and subject to such condemnation and without reduction in the Purchase Price; provided, however, that if such condemnation would result in the taking (but not the forced grant of an easement or right of way for municipal sewerage or utility lines) of at least fifteen percent (15%) of the Land on which Improvements are situated, then Purchaser may terminate this Agreement by notice in writing to Seller sent within ten (10) days following notice in writing by Seller to Purchaser of such condemnation of the Property, in which event the parties shall have no further rights or obligations hereunder (except those which expressly survive termination) and the Deposit shall be returned to Purchaser. If Purchaser does not elect to terminate in writing within said ten
(10) day period following such notice by Seller, Purchaser shall be deemed to have waived all rights to terminate pursuant to this Section and this Agreement shall remain in full force and effect. Purchaser shall perform its own due diligence to determine, to Purchaser's satisfaction, whether there is any pending or threatened condemnation or eminent domain proceeding which would affect the Property.

         .........10.......The Closing.
                           -----------

         .........The  consummation  of the  transaction  contemplated  by  this
Agreement (the "Closing") shall take place through an escrow with Escrow Agent on or before February 15, 2001 ("Closing Date"), TIME BEING OF THE ESSENCE. Purchaser will have the one-time right to extend the Closing Date by up to ten
(10) business days by delivering written notice of Purchaser's exercise of such extension right to Seller and Escrow Agent at least five (5) days prior to the originally-scheduled Closing Date and simultaneously delivering to Escrow Agent, by cashier's or certified check or by wire transfer of immediately available funds, the Extension Deposit, which Extension Deposit will be deemed a part of the Deposit under this Agreement, will apply as a credit against the Purchase Price and will not be refundable to Purchaser for any reason except as expressly provided to the contrary in Sections 6(e), 7, 8, 9, 12(a) and 16. At the Closing, the following shall occur:

                           (a) Seller shall deliver to Purchaser a duly executed and acknowledged Limited Warranty Deed (the "Deed") in substantially the form attached hereto as Exhibit C, and Seller and Purchaser shall each execute and deliver to each other a General Assignment and Assumption in substantially the form attached hereto as Exhibit D. Seller shall include a statement on the Deed that Seller has no knowledge of any "Wells" on the Property within the meaning of Minn. Stat. ss. 103I.005, subdivision 21.

                           (b) Purchaser shall pay the balance of the Purchase Price as provided in Section 2(d) hereof and the parties shall execute settlement statements reflecting the Purchase Price, the Deposit and the prorations, adjustments and closing costs described in Section 11.

                           (c) Seller and Purchaser shall enter into an Assignment and Assumption of Leases and Security Deposits substantially in the form attached hereto as Exhibit E whereby Seller shall deliver as provided in this Agreement and assign to Purchaser Seller's interest as landlord in the (i) the existing Space Leases affecting the Property and (ii) any and all deposits paid to Seller under the Space Leases and not previously applied in accordance with the applicable Space Lease and whereby Purchaser shall assume from and after the Closing all of the obligations of the landlord under the Space Leases including the obligation to account for the security deposits assigned to Purchaser.

                           (d) The parties shall execute a written notice addressed to each tenant under the Space Leases notifying such tenant of the acquisition of the Property by Purchaser in substantially the form attached hereto as Exhibit F. The notices shall be delivered to Escrow Agent with instructions to forward the notices to Purchaser at Closing, whereupon Purchaser shall deliver the notices to the tenants immediately after the Closing. The costs of sending the notices shall be shared equally by Purchaser and Seller.

                           (e) Seller shall deliver to Purchaser each of the executed Space Leases (to the extent such Space Leases are within Seller's possession).

                           (f) The present insurance coverage on the Property shall be terminated at Closing and there shall be no proration. Public utility services shall be transferred or terminated as of the date of Closing. The provisions of this Section shall survive Closing.

                           (g) Pursuant to the terms and conditions of this Agreement, possession of the Property shall be delivered to Purchaser at Closing, subject to the rights of tenants under the Space Leases and the other Permitted Encumbrances.

               (h) Seller shall deliver to Purchaser all keys to all locks on the Property within Seller's possession (or the possession of its agents).

                           (i) Purchaser shall execute, acknowledge and deliver such state and local transfer or sales tax returns and statements as are required for the transfer of the Property (including the Certificate of Real Estate Value required in order to record the Deed).

                           (j) Seller shall deliver to Purchaser a "non-foreign affidavit" in substantially the form of Exhibit G acknowledging that Seller is not a nonresident alien within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended.

                           (k) Seller and Purchaser shall each execute and deliver to the other party such disclosures as may be required by applicable law.

                           (l)  Seller  and  Purchaser   shall  each  reasonably
         cooperate with each other to effect a tax-free exchange of the Property, but only to the extent that such cooperation does not (i) cause such party to incur any liability or otherwise increase such party's risk relating to the transaction contemplated by this Agreement, (ii) cause such party to incur any monetary obligations or to otherwise expend any monies other than those amounts that would be payable notwithstanding a tax-free exchange of the Property and which amounts are otherwise expressly assumed by such party pursuant to this Agreement or (iii) otherwise result in a reduction of such party's rights, remedies and privileges hereunder or under applicable federal, state, local or other law or an increase of such party's obligations or duties hereunder or under any applicable federal, state, local or other law.

                           (m) Each party shall deliver to the other party such documentary and other evidence as may be reasonably required by such other party or the Title Company including, without limitation, such documents evidencing its good standing and the authority of the person or persons who are executing the various documents on its behalf in connection with this Agreement, a Designation Agreement in substantially the form attached hereto as Exhibit H, and a certificate confirming such party's representations and warranties in substantially the form attached hereto as Exhibit I.

         .........11.......Prorations.
                           ----------

                           (a) Taxes. General real estate taxes, sewer charges and assessments payable in the then current calendar year relating to the Property shall be prorated as of the Closing. If Closing shall occur before the actual taxes for the then current tax year are known, Purchaser shall assume and pay all such unknown taxes and the apportionment of taxes shall be upon the basis of the taxes for the Property for the immediately preceding year. Such proration shall be a final settlement between Seller and Purchaser, regardless of whether the taxes for the current tax year are thereafter determined to be more or less than the taxes upon which such proration was based. All special taxes or assessments payable on or before the Closing shall be prorated as set forth above, and those payable after the Closing shall be paid by Purchaser.

                           (b) Fixed, Minimum and Base Rents. Subject to Section 11 (h) below, Seller shall be entitled to fixed, minimum and base rents which are due or past due or not yet due but accrued under the terms of the Space Leases, prorated to midnight of the day prior to the Closing, regardless of when such payments are actually made. At Closing, rents received by Seller for the month of Closing will be prorated as provided below, but there shall be no proration at Closing of unpaid or delinquent rents. All payments of fixed, minimum or base rents received by either party for the month of Closing shall be prorated based upon the number of days in that month occurring before the Closing, and the party receiving the payment shall credit (in the case of payment received by Seller before the Closing) or remit (in the case of payment received by Purchaser on or after the Closing) to the other party its proportionate share.

                           (c) Adjustment of Reimbursable Expenses. To the extent tenants under the Space Leases are obligated to reimburse the landlord for operating expenses, common area maintenance charges, taxes or other costs (collectively, "Reimbursable Expenses"), whether through the payment of monthly estimated payments subject to annual reconciliation or otherwise, Seller and Purchaser will adjust between themselves the difference between the Reimbursable Expenses actually incurred by Seller during the portion of the calendar year in which the Closing occurs prior to the Closing ("Seller's Ownership Period") and the estimated payments of Reimbursable Expenses received by Seller from the tenants during Seller's Ownership Period. At the Closing, Seller will deliver to Purchaser a statement (the "Reimbursable Expenses Statement") showing (i) the actual Reimbursable Expenses incurred by Seller during Seller's Ownership Period (with respect to taxes, only those taxes paid by Seller during Seller's Ownership Period for which estimated payments are being made by the tenants during such period will be included in such statement of actual Reimbursable Expenses; taxes paid during such period but for which estimated payments were collected in a prior period will not be included); (ii) the estimated payments of Reimbursable Expenses for Seller's Ownership Period received by Seller from each tenant (only estimated payments received for Seller's Ownership Period will be included; payments for a prior period or that constitute reconciliation payments for a prior period will not be included), (iii) each tenant's share (pursuant to its Space Lease) of the actual Reimbursable Expenses incurred by Seller during Seller's Ownership Period; (iv) the amount, if any, by which each tenant's estimated payments exceeds its share of actual Reimbursable Expenses for Seller's Ownership Period (an "Overpayment"), or the amount, if any, by which each tenant's share of actual Reimbursable Expenses for Seller's Ownership Period exceeds its estimated payments (an "Underpayment"); and (v) a summary of all Overpayments and Underpayments for all tenants. If the total of all Overpayments exceeds the total of all Underpayments, Purchaser will receive a credit from Seller at Closing for the difference. If the amount of all Underpayments exceeds the amount of all Overpayments, Seller will receive a credit from Purchaser at Closing for the difference. Seller will prepare the Reimbursable Expenses Statement based on the best information available to Seller at that time. However, Seller will have the right, within sixty (60) days after Closing, to prepare and deliver to Purchaser a supplemental Reimbursable Expenses Statement showing any Reimbursable Expenses incurred by Seller, or payments of estimated
         Reimbursable Expenses made by tenants to Seller, during Seller's Ownership Period that were not known to Seller as of Closing. Within ten (10) days after delivery of such supplemental statement, the parties will adjust in cash any additional amounts due to or from each other. The adjustment of Reimbursable Expenses between Seller and Purchaser provided for in this Section 11(c), including the supplemental statement and adjustment described above, will constitute a final settlement and, notwithstanding the provisions of Section 11
         (h) below, Purchaser will be entitled to retain all payments of Reimbursable Expenses received from the tenants under the Space Leases subsequent to Closing.

                           (d) Prepaid Rents and Security Deposits. All prepaid rents and security and other deposits of all tenants under Space Leases paid to Seller and not theretofore applied in accordance with any such Space Lease, with interest thereon to the extent any interest is required to be paid to such tenants, shall be delivered by Seller to Purchaser at the Closing, or Purchaser shall receive a credit therefor at Closing.

                           (e) Tenant Inducement Costs;  Brokerage  Commissions.
         Seller shall be responsible for the payment of all Tenant Inducement Costs and Leasing Commissions (as such terms are hereinafter defined) that are required to be paid as a result of any Space Lease, or any amendment to a Space Lease, that was signed by Seller during the period from Seller's acquisition of the Property to the date of this Agreement, including, without limitation, those outstanding Tenant Inducement Costs and Leasing Commissions listed on Exhibit J attached hereto, and including any New Lease approved or deemed approved by Purchaser pursuant to Section 6(c) and entered into between Seller, as landlord, and Qualex, Inc., as tenant, prior to Closing (the "New Qualex Lease"), but excluding (i) any refurbishment allowance or similar Tenant Inducement Cost that may become payable pursuant to the express terms of such a Space Lease or amendment if the tenant thereunder exercises subsequent to the date of this Agreement a renewal, extension, expansion or similar option thereunder; and (ii) any Leasing Commissions that Purchaser obligates itself to pay to its broker or a tenant's broker with respect to any such renewal, extension, expansion or similar option. Except with respect to the New Qualex Lease, Seller shall have no obligation to Purchaser for the payment of any other Tenant Inducement Costs or Leasing Commissions, including, without limitation, any Tenant Inducement Costs or Leasing Commissions payable with respect to any New Lease approved or deemed approved by Purchaser pursuant to Section 6(c). If any Leasing Commission or Tenant Inducement Cost the payment of which is Seller's responsibility, as provided above, has not been paid by Closing, then Purchaser will receive a credit at Closing for the unpaid amount. If before Closing Seller pays any Leasing Commission or Tenant Inducement Cost required to be paid before Closing but the payment of which is Purchaser's responsibility (such as a Leasing Commission due upon execution of a New Lease approved or deemed approved by Purchaser pursuant to Section 6(c)) but excluding the New Qualex Lease, then Seller will receive a credit from Purchaser at Closing for the amount so paid. For the purposes hereof, "Tenant Inducement Costs" shall mean any out-of-pocket payments required under a Space Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including, without limitation, tenant improvement costs (whether paid by the landlord to the tenant as a cash allowance or incurred by the landlord in the performance of such tenant improvements), lease buyout costs, and moving, design and refurbishment allowances. The term "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being agreed that Seller shall bear the loss resulting from any free rental period until the Closing Date and that Purchaser shall bear the loss from and after the Closing. The term "Leasing Commissions" shall mean any brokerage commission, fee or other compensation owing in connection with any Space Lease.

                           (f) Other Items of Expense or Receipt. All other customarily prorated items of expense or receipt shall be prorated between the parties hereto as of the Closing. Except with respect to items prorated at the Closing, Seller shall be responsible for payment of any and all bills or charges incurred on or prior to the Closing for work, services, supplies or materials, and Purchaser shall be responsible for payment of any and all bills or charges incurred after the Closing for work, services, supplies or materials. Unless otherwise provided for in this Agreement, Purchaser shall not purchase, nor shall there be any proration credit given for, any of Seller's receivables arising from the operation of the Property.

               (g)   Adjustments.   Prorations   shall  be  accomplished  by  an
          adjustment in the ----------- Purchase Price due Seller on the Closing, except as otherwise expressly provided in this Agreement.

                           (h) Collections and Application of Payments after Closing. After the Closing, Purchaser shall bill tenants for all amounts due under Space Leases, including amounts accruing prior to the Closing. Any amounts or charges payable by tenants on or after the Closing with respect to which Seller is entitled to receive a share under this Agreement, which are not paid within sixty (60) days after the due date, and any amount due and owing Seller before the Closing by tenants under the Space Leases which ere unpaid as of the Closing, are collectively herein called "Delinquent Amounts". Notwithstanding the foregoing or any direction from tenants to the contrary, rental and other payments received by Purchaser or Seller from tenants shall be first applied toward the payment of rent and other charges owed to Purchaser for the month in which the payment is received, then toward the payment of rent and other charges owed for the month in which the Closing occurs, in which case such payment shall be prorated to the Closing, then toward any Delinquent Amounts, and any excess monies received shall be applied toward any other amounts due to Purchaser. Purchaser may not waive any Delinquent Amounts nor modify a Space Lease so as to reduce amounts or charges owed under Leases for any period in which Seller is entitled to receive a share of charges or amounts, without first obtaining Seller's written consent. During the first twelve months after the Closing, Seller shall have and reserves the right to pursue any remedy against any tenant owing Delinquent Amounts provided that (i) Seller shall notify Purchaser of its intent to institute any legal proceeding relating thereto not less than thirty
         (30) days prior to the institution thereof, (ii) Seller shall not institute any legal proceedings for collection of Delinquent Amounts prior to the expiration of ninety (90) days following the Closing,
         (iii) Seller shall in no event institute any proceeding to evict or dispossess a tenant from the Property and (iv) Seller shall not take any action which would limit Purchaser's rights to pursue any remedy Purchaser may have for a default under any Space Lease. Purchaser may, by written notice to Seller within twenty (20) days of receipt of Seller's notice, restrict Seller from collecting such Delinquent
         Amounts, but only if Purchaser first pays Seller such Delinquent Amounts in exchange for Seller's assignment to Purchaser of all of Seller's rights and causes of action with respect thereto. With respect to Delinquent Amounts owed by tenants who are no longer tenants of the Property as of the Closing, Seller shall retain all rights relating thereto.

                           (i) Service Contract Charges. Amounts due and payable under any Service Contract assigned to Purchaser shall be prorated as of the Closing, and, at the Closing, Seller or Purchaser, as the case may be, shall pay to the other any amount required as a result of such adjustment, and this covenant shall not merge with the deed delivered hereunder but shall survive the Closing.

                           (j) Closing Costs. Seller will pay for: (i) any recording fees necessary to remove of record any monetary liens or encumbrances required hereunder to be paid by Seller; (ii) one-half of any closing or escrow fees charged by Escrow Agent; and (iii) the fees of Seller's attorneys, if any. Purchaser will pay for: (i) all costs of conducting its investigation of the Property; (ii) the premium for Purchaser's or its lender's title insurance policy; (iii) the cost, if any, charged by the Title Company to make Purchaser's or its lender's title policy "extended coverage" or to delete the "standard exceptions" therefrom and the costs of any special endorsements requested by Purchaser or its lender; (iv) all recording fees in addition to those required to be paid by Seller; (v) one-half of any closing or escrow fees charged by Escrow Agent; (vi) the fees of Purchaser's attorneys, if any; and (vii) any local or state transfer or sales taxes, including the deed tax. Except as aforesaid, any other fees or charges shall be paid by the party who would otherwise be responsible therefor in accordance with the customs and practices in Ramsey County, Minnesota.

               (k) Survival.  Unless otherwise  expressly provided herein,  this
          Section 11 shall -------- survive until the first anniversary of the Closing.

         .........12.......Remedies.
                           --------

                           (a) Seller's Default. Except if due to Purchaser's default or a termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, in the event that Seller shall fail to consummate this Agreement for any reason, Purchaser, as its sole and exclusive remedy, may either (i) terminate this Agreement by giving written notice of termination to Seller whereupon Escrow Agent will return the Deposit to Purchaser and both Purchaser and Seller will be relieved of any further obligations or liabilities hereunder, except for those obligations which expressly survive any termination hereof; or (ii) Purchaser may seek specific performance of this Agreement, but Purchaser will not be entitled to damages and hereby waives all claims therefor; provided, however, that if Purchaser is denied the remedy of specific performance by a final and nonappealable judgment, Purchaser will be entitled to seek damages in an amount not to exceed the Cap (as defined in Section 16). Except as expressly provided above, Seller shall not be liable to Purchaser for any further actual, punitive, speculative or consequential damages or any other remedy at law or in equity. In addition, Purchaser shall look solely to Seller's estate and interest in the Property (or the proceeds thereof) for the collection of a judgment or other judicial process requiring the payment of money by Seller in connection with any claim arising under this Agreement, and in no event whatsoever shall Purchaser look for recourse to any of Seller's other assets or the assets of any of Seller's constituent partners, agents or affiliates or any of their respective successors and assigns in connection with any breach or alleged breach of any representation, warranty or covenant hereunder or under any other document or certificate delivered in connection herewith.

                           (b) Purchaser's Default. In the event that Purchaser shall fail to consummate this Agreement for any reason, except Seller's default or the termination of this Agreement by Purchaser or Seller pursuant to a right to do so under the provisions hereof, then Seller, as its sole and exclusive remedy under this Agreement, may terminate this Agreement by notifying Purchaser and Escrow Agent thereof and shall receive the Deposit as liquidated damages and not as a penalty. The parties agree that Seller will suffer damages in the event of Purchaser's default on its obligations. Although the amount of such damages at this time is difficult or impossible to determine, the parties agree that the amount of the Deposit is a reasonable estimate of Seller's loss in the event of Purchaser's default under this Agreement. Thus, Seller shall accept and retain the Deposit as liquidated damages but not as a penalty. Such liquidated damages shall constitute Seller's sole and exclusive remedy for Purchaser's failure to consummate this Agreement.

                           (c) Post-Closing Defaults. Notwithstanding the provisions of Sections 12(a) and (b) above, if after termination of this Agreement or the Closing, as the case may be, a party (the "Defaulting Party") breaches an obligation under this Agreement which is expressly stated to survive the termination of this Agreement or the Closing, as the case may be, the Defaulting Party shall be liable to the other party (the "Non-Defaulting Party") for the actual damages incurred by the Non-Defaulting Party as a direct result of such breach. In no event shall the Non-Defaulting Party be entitled to recover from the Defaulting Party any punitive, consequential or speculative damages.

         .........13.......Real Estate Commissions.
                           -----------------------

               .........Each  party hereto  represents  to the other that it has not authorized any broker or finder to act on its behalf in connection with the sale and purchase hereunder, except C.B. Richard Ellis, Inc. (the "Broker"), and that such party has not dealt with any broker or finder purporting to act on behalf of any other party. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and disbursements and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made or dealing by such party or on its behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby, other than the Broker. Purchaser shall pay any commission or fee due to the Broker pursuant to a separate agreement.

         .........14.......Notice.
                           ------

         .........Any  notice required hereunder shall be given in writing (by a party or by such party's attorney), sent by (a) personal delivery, (b) overnight delivery service with proof of delivery, (c) United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, or (d) telecopy (provided that such telecopy is confirmed by simultaneous sending by one of the other means provided for notice), except as otherwise expressly provided in this Agreement, addressed as follows:

         .........If to Seller:

                           PHL-OPCO, LP c/o Beta West, Ltd.
                           1050 Seventeenth Street, Suite 1000
                           Denver, Colorado 80265
                           Attention:  Stephanie Lawrence
                           Telephone:  (303) 893-7087
                           Telecopy:  (303) 893-7001

                  with a copy to:

                           Otten, Johnson, Robinson, Neff & Ragonetti, P.C. 950 Seventeenth Street, Suite 1600
                           Denver, Colorado 80202
                           Attention:  John D. Sternberg
                           Telephone:  (303) 575-7505
                           Telecopy:  (303) 825-6525

                  If to Purchaser:

                           Medtox Laboratories, Inc.
                           402 West County Road D
                           Saint Paul, Minnesota 55112
                           Attention:  James Lockhart, Chief Financial Officer
                           Telephone:  (651) 286-6225
                           Telecopy:  (651) 286-6299

                  with a copy to:

                           Fredrikson & Byron
                           1100 International Centre
                           900 2nd Avenue South
                           Minneapolis, Minnesota 55402
                           Attention:  Paul B. Jones
                           Telephone:  (612) 347-7000
                           Telecopy:  (612) 347-7077

                           If to Escrow Agent:

                           Chicago Title Insurance Company
                           222 South 9th Avenue, Suite 3250
                           Minneapolis, Minnesota 55402
                           Attention:  John Haley
                           Telephone:  (612) 339-5370
                           Telecopy:  (612) 337-0331
                           Order No. _______________

Any such notice shall be deemed to have been given and received either, in the case of personal delivery, at the time of personal delivery, in the case of delivery service, as of the date of the first attempted delivery at the address and in the manner provided herein, in the case of mailing, three (3) days after depositing with the U.S. Postal Service, or in the case of telecopy, upon transmission; provided, however, that if the last date permitted for notice shall be the business day before the Closing or the Closing, then such notice must be given so that it is actually received on such day.

         .........15.......Assignment.
                           ----------

         .........Purchaser  may not  assign  its  interest  in  this  Agreement without obtaining the prior written consent of Seller, provided, however, that Purchaser may assign its interest in this Agreement to any entity which is controlled directly or indirectly by Purchaser so long as Seller is advised of such assignment not less than seven (7) business days prior to the Closing, accompanied by satisfactory evidence of such control. Purchaser hereby agrees that any assignment by Purchaser in contravention of this provision shall be void ab initio and shall not relieve Purchaser of any of its obligations and liabilities hereunder.

         .........16.......Representations of Seller.
                           -------------------------

               .........Seller  represents and warrants to Purchaser that, as of the date hereof and on the Closing Date:

                           (a) Seller is a limited partnership duly formed and validly existing under the laws of the State of Delaware. Seller has the full right, power and authority to enter into this Agreement and to perform Seller's obligations hereunder.

                           (b) This Agreement and all other documents executed and delivered by Seller prior to or at Closing in connection therewith
         (i) have been, or shall be, duly authorized, executed, and delivered by Seller; (ii) are, or shall be, binding obligations of Seller; (iii) do not, and shall not, violate the formation documents of Seller.

                           (c) No filing or petition under the United States Bankruptcy Law or any insolvency laws, or any laws for composition of indebtedness or for the reorganization of debtors has been filed with regard to Seller.

                           (d) Seller has not granted, other than to Purchaser and other than as may be set forth in the Space Leases, any outstanding option, right of first refusal or any other right with respect to the purchase of all or any portion of the Property.

                           (e) To Seller's actual knowledge, except as set forth in any documents delivered to Purchaser (including the Title Commitment), Seller has not received any written notice of any pending or threatened condemnation actions against the Property.

                           (f) To Seller's actual knowledge, the copies of the Space Leases, Service Contracts, and the environmental assessment reports delivered by Seller to Purchaser are true, accurate and complete copies of the documents in Seller's possession that purport to be the Space Leases, Service Contracts and such environmental assessment reports.

                           (g) To Seller's actual knowledge, except as set forth in any documents delivered to Purchaser (including the Title Commitment), Seller has not received written notice of any action, suit, arbitration, unsatisfied order or judgment, governmental investigation or proceeding pending against Seller which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

          (h) To Seller's actual knowledge, except as set forth in any documents delivered to Purchaser, Seller does not know of any "Wells" on the
          Property within the meaning of Minn. Stat.ss. 103I. This representation is intended to satisfy the requirements of that statute.

               (i) To Seller's actual knowledge, except as set forth in any documents delivered to Purchaser, no "above ground storage tanks" or "underground tanks" (within the meaning of Minn. Stat. ss. 116.46) are located in or about the Property, or have been located under, in or about the Property and have subsequently been removed or filled.

               (j) Solely for purposes of satisfying the requirements of Minn. Stat.ss. 115.55, there is no "individual sewage treatment system" (within the meaning of that statute) on or serving the Property.

                           (k) To Seller's actual knowledge, (i) the Rent Roll is true and accurate and includes all of the leases currently in effect demising space with the Improvements; and (ii) no one is in occupancy of the Improvements other than those tenants shown on the Rent Roll. For purposes of the foregoing representation, persons holding easements or similar interests pursuant to any of the Permitted Encumbrances will not be deemed "in occupancy" of the Improvements. Further, if any of the estoppel certificates signed by the tenants under the Spaces Leases and delivered to Purchaser prior to Closing pursuant to Section 6(e) above contain any information or statement that is inconsistent with the Rent Roll and if Purchaser waives any right it may have as a result thereof to terminate this Agreement and proceeds to close the transaction contemplated hereby, then for purposes of the foregoing representation the Rent Roll will be deemed modified so as to incorporate any such inconsistent information or statement and to omit any matter that is inconsistent with the information or statement so incorporated.

         .........As used herein, the expression "to the knowledge of Seller" or
"to Seller's actual knowledge," or words of similar import, shall refer exclusively to matters within the current, actual, conscious knowledge of Brian Roach, after inquiry of Seller's property manager of the Property (Rob Loftus of United Properties, LLC), and shall not be construed to impose upon Seller or such person any duty (other than such inquiry of such property manager) to investigate the matter to which such actual knowledge, or the absence thereof, pertains or impose upon such person or Seller's property manager any liability or personal responsibility whatsoever hereunder. Seller represents to Purchaser that Brian Roach is the employee of Seller's asset manager with the primary responsibility for the matters which are the subject of the representations and warranties set forth in this Agreement.

         .........At  Closing,  Seller will deliver to Purchaser the certificate described in Section 10(m) pursuant to which Seller will reaffirm the foregoing representations and warranties as of the date of Closing, provided that such certificate may reflect any changes to such representations and warranties of which Seller has become aware prior to Closing. In the event that such certificate indicates any material changes to the foregoing representations and warranties, Seller will not be deemed in default hereunder and Purchaser's sole remedy will be to terminate this Agreement whereupon Escrow Agent will return the Deposit to Purchaser and both parties will be relieved of any further obligations hereunder, except for those obligations which expressly survive any termination hereof. In the event such certificate does indicate any such changes and Purchaser does not elect to terminate this Agreement, the representations and warranties made by Seller to Purchaser pursuant to this Agreement as of the date of Closing will be deemed made subject to any such changes reflected in such certificate.

         .........The  representations and warranties  contained in this Section
16 shall survive the Closing for two hundred seventy (270) days after the Closing. No claim for a breach of any representation or warranty of Seller shall be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing. Except for the representation and warranty set forth in Section 16(j), Seller shall have no liability to Purchaser for a breach of any representation or warranty: (i) unless the valid claims for all such breaches collectively aggregate more than TWENTY-FIVE THOUSAND DOLLARS ($25,000), in which event the full amount of such valid claims shall be actionable, up to the Cap (as hereinafter defined), and (ii) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller within two hundred seventy (270) days after the Closing. Any suit by Purchaser for any breach by Seller of any representation, warranty or covenant contained herein must be filed on or before one (1) year after the Closing or shall be forever barred. As used herein, the term "Cap" shall mean the total aggregate amount of THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000).

         .........17.......Representations of Purchaser.
                           ----------------------------

               .........Purchaser  represents and warrants to Seller that, as of the date hereof and on the Closing Date:

                           (a) Purchaser is a corporation duly formed and validly existing under the laws of the State of Delaware. Purchaser has the full right, power and authority to enter into this Agreement and to perform Purchaser's obligations hereunder.

                           (b) This Agreement and all other documents executed and delivered by Purchaser prior to or at Closing in connection therewith (i) have been, or shall be, duly authorized, executed, and delivered by Purchaser; (ii) are, or shall be, binding obligations of Purchaser; (iii) do not, and shall not, violate the formation documents of Purchaser.

                           (c) Purchaser is an experienced investor and Purchaser shall purchase the Property on the basis of its own independent investigation of the Property and shall not rely on any projections provided by Seller or Seller's agents.

                           (d) No filing or petition under the United States Bankruptcy Law or any insolvency laws, or any laws for composition of indebtedness or for the reorganization of debtors has been filed with regard to Purchaser.

               (e) Purchaser's taxpayer identification number is 52-1130579.

                           (f) Neither Purchaser nor any of its constituent partners, members or shareholders is acquiring the Property or any interest therein with the "plan assets" of any "employee benefit plan" (or its related trust), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or with the assets of any "plan" (or its related trust), as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended.

The representations and warranties contained in this Section 17 shall survive the Closing.

         .........18.......No Representations; "As Is" Purchase.
                           ------------------------------------

         .........Except  as expressly  set forth herein or called for herein or called for in any of the instruments attached as exhibits hereto, SELLER MAKES NO WARRANTIES OR REPRESENTATIONS of any kind or character, express or implied, with respect to the Property, its physical condition, income to be derived therefrom or expenses to be incurred with respect thereto, or with respect to information or documents previously furnished to Purchaser or furnished to Purchaser pursuant to this Agreement, or with respect to Seller's obligations or any other matter or thing relating to or affecting the same, and there are no oral agreements, warranties or representations collateral to or affecting the Property except as may otherwise be expressly set forth herein. Notwithstanding anything contained herein to the contrary, this Section shall survive the Closing or any termination of this Agreement.

         .........PURCHASER  ACKNOWLEDGES THAT THE CONVEYANCE OF THE PROPERTY IS
SPECIFICALLY MADE "AS-IS" AND "WHERE-IS," WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (EXCEPT ANY EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT OR THE DEED OR GENERAL ASSIGNMENT AND ASSUMPTION DELIVERED AT CLOSING), INCLUDING IMPLIED WARRANTIES OF FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY OR ANY OTHER WARRANTIES WHATSOEVER.

         .........PURCHASER  ACKNOWLEDGES  THAT, EXCEPT AS EXPRESSLY PROVIDED IN
THIS AGREEMENT, NEITHER SELLER NOR ANY OF ITS AGENTS HAVE MADE, AND SPECIFICALLY NEGATE AND DISCLAIM, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, OF, AS TO, CONCERNING, OR WITH RESPECT TO, (i) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (ii) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH MAY BE CONDUCTED THEREON, (iii) THE COMPLIANCE OF OR BY THE PROPERTY WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY, (iv) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (v) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, NEITHER SELLER NOR ANY OF ITS AGENTS HAVE MADE, AND SPECIFICALLY NEGATE AND DISCLAIM, ANY REPRESENTATIONS OR WARRANTIES REGARDING COMPLIANCE OF THE PROPERTY WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THOSE PERTAINING TO SOLID WASTE, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., PART 261, OR THE DISPOSAL OR EXISTENCE, IN OR ON THE PROPERTY, OF ANY HAZARDOUS SUBSTANCES, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, AND THE REGULATIONS PROMULGATED THEREUNDER. PURCHASER SHALL RELY SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER OR ITS AGENTS OR CONTRACTORS, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT. SELLER SHALL NOT BE LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR THE OPERATION THEREOF, FURNISHED BY ANY PARTY PURPORTING TO ACT ON BEHALF OF SELLER.

         .........PURCHASER,  FOR ITSELF AND ITS AGENTS, AFFILIATES,  SUCCESSORS
AND ASSIGNS, HEREBY WAIVES ITS RIGHT TO RECOVER FROM AND FOREVER RELEASES AND DISCHARGES SELLER, ITS AGENTS, PARTNERS, AFFILIATES, SHAREHOLDERS, OFFICERS, DIRECTORS, AND EMPLOYEES OF EACH OF THEM, AND THEIR SUCCESSORS AND ASSIGNS, FROM ANY AND ALL RIGHTS, CLAIMS AND DEMANDS AT LAW OR IN EQUITY, PROCEEDINGS, LOSSES,

LIABILITIES, DAMAGES, PENALTIES, FINES, LIENS, JUDGMENTS, COSTS OR EXPENSES WHATSOEVER, WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN AT THE TIME OF THE AGREEMENT, FORESEEN OR UNFORESEEN, ARISING OUT OF OR RELATING TO, OR IN ANY WAY CONNECTED WITH THE PHYSICAL, ENVIRONMENTAL, ECONOMIC OR LEGAL CONDITION OF THE PROPERTY.

         .........19.......Attorney's Fees and Legal Expenses.
                           ----------------------------------

         .........In the event that either party hereto institutes any action or proceeding in court to enforce or interpret any provision hereof or for damages by reason of any alleged breach of any provision of this Agreement or for any other judicial remedy, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and disbursements and all court costs in connection with said proceedings.

         .........20.......Section Headings; Other Terms.
                           -----------------------------

               .........The section headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof. The words "herein," "hereof," "hereto," "hereunder," and others of similar import refer to the Agreement as a whole and not to any particular section, subsection or clause contained in this Agreement. The singular of a term shall include the plural and the plural shall include the singular. The terms "includes" and "including" are not limiting.

         .........21.......Interpretation.
                           --------------

         .........Although  this  Agreement  was  drafted by counsel for Seller, such fact shall not result in any provision of this Agreement being construed against Seller by reason of Seller having drafted this Agreement.

         .........22.......Entire Agreement.
                           ----------------

               .........This Agreement embodies the entire agreement between the parties hereto and supersedes any prior understandings or written or oral agreements between the parties concerning the Property. Further, this Agreement cannot be varied, modified, amended, altered or terminated except by the written agreement of the parties.

         .........23.......Applicability.
                           -------------

         .........The  terms and provisions of this  Agreement  shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except as expressly set forth herein.

         .........24.......Reporting of Foreign Investment.
                           -------------------------------

         .........Seller  and  Purchaser  agree  to  comply  with  any  and  all reporting requirements applicable to this transaction which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984, and further agree upon request of one party to furnish the other party with evidence of such compliance.

         .........25.......Exhibits.
                           --------

               .........All exhibits and schedules described herein and attached hereto are fully incorporated into this Agreement by this reference for all purposes.

         .........26.......Applicable Law.
                           --------------

               .........This  Agreement  shall be construed and  interpreted  in accordance with the internal laws of the State of Minnesota without regard to principles of conflict of law.

         .........27.......Confidentiality.
                           ---------------

         .........Seller  and Purchaser  hereby  covenant and agree that, at all times after the date hereof and prior to the Closing, unless consented to in writing by the other party, no press release or other public disclosure concerning this transaction shall be made, and each party agrees to use its best efforts to prevent disclosure of this transaction, other than (a) to agents and affiliates of the parties who are involved in the ordinary course of business with this transaction and prospective investors and lenders, all of which shall be instructed to comply with the nondisclosure provisions hereof; (b) in response to lawful process or subpoena or other valid or enforceable order of a court of competent jurisdiction; and (c) in any filings with governmental authorities required by reason of the transactions provided for herein or if required as a result of Purchaser's status as a publicly held company. Purchaser hereby covenants and agrees that, at all times after the date of execution hereof and prior to the Closing, unless consented to in writing by Seller, Purchaser shall keep in strict confidence, and shall not disclose, the contents of, or Purchaser's analysis of the contents of, any documentation made available to Purchaser by Seller or any of Seller's agents in connection with this transaction, and the content of any appraisal, engineering, environmental or other third party report prepared on behalf of Purchaser, subject to the qualifications set forth in subsections (a), (b), and (c) in the preceding sentence.

         .........28.......Tax Reduction Proceedings.
                           -------------------------

         .........Seller  may  file  and/or  prosecute  an  application  for the reduction of the assessed valuation of the Property or any portion thereof for real estate taxes payable in 2001 (the "Apportionment Tax Year"). Seller shall have the right to withdraw, settle or otherwise compromise any protest or reduction proceeding affecting real estate taxes assessed against the Property
(i) for the Apportionment Tax Year provided Purchaser shall have consented with respect thereto, which consent shall not be unreasonably withheld or delayed and
(ii) for all or any part of any tax year prior to the Apportionment Tax Year without the prior written consent of Purchaser. The amount of any tax refunds (net of attorneys' fees and other costs of obtaining such tax refunds) with respect to any portion of the Property for the Apportionment Tax Year shall be apportioned between Seller and Purchaser as of the Closing. If, in lieu of a tax refund, a tax credit is received with respect to any portion of the Property for the Apportionment Tax Year, then (x) within thirty (30) days after receipt by Seller or Purchaser, as the case may be, of evidence of the actual amount of such tax credit (net of attorneys' fees and other costs of obtaining such tax credit), the tax credit apportionment shall be readjusted between Seller and Purchaser, and (y) upon realization by Purchaser of a tax savings on account of such credit (that is, at the time the tax savings is actually realized, for example, when the taxes are paid to which the credit relates), Purchaser shall pay to Seller an amount equal to the savings realized (as apportioned). All refunds, credits and other benefits applicable to any tax year (or portion thereof) prior to the Apportionment Tax Year shall belong solely to Seller (and Purchaser shall have no interest therein) and, if the same shall be paid to Seller within thirty (30) days following receipt thereof and, if not timely paid, with interest thereon from the thirtieth (30th) day following such receipt until paid to Seller at a rate equal to the rate of interest announced by Citibank, N.A. from time to time as its base rate plus three percent (3%). The provisions of this Section 28 shall survive the Closing.

         .........29.......Counterparts.
                           ------------

         .........This  Agreement  may be  executed  in  counterparts,  all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         .........30.......Facsimile Signatures.
                           --------------------

         .........In  order to expedite  the  transaction  contemplated  herein, telecopied signatures may be used in place of original signatures on this Agreement. Seller and Purchaser intend to be bound by the signatures on the telecopied document, and are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based upon the form of signature. If telecopied signatures are delivered, Seller and Purchaser will each forward original counterpart signatures to the other promptly after delivery of the telecopied signatures as set forth herein.

         .........31.......No Offer.
                           --------

         .........The  submission of this Agreement to Purchaser  shall and does not constitute an option or offer to sell the Property to Purchaser, it being intended that this Agreement shall not be enforceable unless and until such time as each of Purchaser, Seller and Escrow Agent shall have fully executed this Agreement and a copy of such fully executed Agreement shall have been given to each of Purchaser, Seller and Escrow Agent.

         .........32.......Business Day.
                           ------------

         .........As  used herein,  the term "business day" shall mean all days, excluding Saturdays, Sundays and all days observed by either the State of New York or the Federal Government as legal holidays. In the event that any date for performance falls on a day other than a business day, then performance shall be postponed until the next business day.

         .........33.......Strict Performance.
                           ------------------

               .........It is specifically  agreed that "time is of the essence"
          as to all matters provided for in this Agreement.

         .........34.......Non-Solicitation of Employees.
                           -----------------------------

                           (a) For a period of one (1) year after the Closing, Purchaser shall not, and shall use its best efforts to cause each business or entity with which it is or shall employ or associate in any capacity, not to solicit for employment, employ or engage any person who is then, or who was at any time during the period of this
         Agreement, employed or engaged by BetaWest, Ltd. ("BetaWest"), including but not limited to the employee(s) set forth in Section 16 hereof, or any affiliate of BetaWest, except such BetaWest employees which are employed exclusively on-site at the Property and not at BetaWest's corporate offices in Denver, Colorado or elsewhere.

                           (b)  Purchaser   acknowledges  and  agrees  that  the
         covenants and obligations contained in this Section 34 relate to special, unique, extraordinary and sensitive matters and are reasonable and necessary to protect the legitimate interests of Seller, BetaWest and their respective affiliates, and that a breach of any of the terms of such covenants and obligations will cause Seller and BetaWest irreparable injury for which adequate remedies at law are not available. Therefore, Purchaser agrees that, before any trial of the merits, Seller and BetaWest shall be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction restraining Purchaser from any such breach.

               (c) The representations and covenants set forth in this Section 34 shall survive the Closing.

          .........IN  WITNESS  WHEREOF,  this Agreement is executed in multiple originals by Seller and Purchaser.

                                     SELLER:

                          PHL-OPCO, LP, a Delaware limited partnership

                         By: PHL-GP, LLC, a Delaware limited liability company,
its general partner
                         By: PHL-HOLDCO, LLC, a Delaware
liability company, its managing member

Date: January 5, 2001......    By:        /s/ Laura L. Hahn
      ---------------                   --------------------------------------
         ..................    Name:    Laura L. Hahn
                                        ---------------------------------------
         ..................    Title:   Authorized Agent
                                        -----------------------------------


                                   PURCHASER:

                                   MEDTOX LABORATORIES, INC., a Delaware
                                   corporation


Date:  01/02, 2001.........     By:        /s/ James Lockhart
      ------------                       --------------------------------------
         ..................     Name:    James Lockhart
                                         -------------------------------------
         ..................     Title:   CFO
                                         -------------------------------------

ESCROW TERMS PURSUANT TO
SECTION 3 HEREOF
ACCEPTED AND AGREED:

CHICAGO TITLE INSURANCE COMPANY


By:        /s/ illegible...
         -----------------------

Date:    January 9, 2001

                                    Exhibit A

                          LEGAL DESCRIPTION OF THE LAND

New Brighton I:

That part of the North 489.9 feet of the South 846.84 feet of Section 32, Township 30 North, Range 23 West of the 4th Principal Meridian, lying westerly of the westerly right-of-way line of U.S. Interstate Highway No. 35W as described in Final Certificate Document No. 1695522, and lying easterly of the easterly right-of-way line of Minnesota Transfer Railway Co., said property being a part of Lot 2, Auditor's Subdivision No. 26, Ramsey County, Minnesota.

Together with the easements created by Declaration of Easements and Partial Releases of Mortgages dated as of December 1, 1983, recorded January 12, 1984, as Document No. 2206885.

New Brighton II:

PARCEL 1:

That part of the North 253.16 feet of the South 1100.0 feet of Section 32, Township 30 North, Range 23 West of the 4th Principal Meridian, lying Westerly of the Westerly Right of Way line of U.S. Interstate Highway No. 35W as described in Final Certificate Document No. 1695522, and lying Easterly of the Easterly Right of Way line of Minnesota Transfer Railway Co. Said property being a part of Lot 2, Auditor's Subdivision No. 26, Ramsey County, Minnesota.

PARCEL 2:

That part of Lot 2, Auditor's Subdivision No. 26, Ramsey County, Minnesota lying Westerly and Southerly of the following described line:

Beginning at a point on the South line of Section 32, Township 30 North, Range 23 West, distant 677.15 feet West of the Southeast corner of said Section 32; thence run Northeasterly at an angle of 82 degrees 22 minutes 53 seconds with said South Section line 1233.54 feet; thence run Northwesterly at right angles 500 feet and terminating, except the Southerly 1100 feet of said Section 32, and except the Easterly 168 feet thereof; subject to United States Pipe Line Tract, said tract being 33 feet in width the centerline of which is described as follows:

Beginning at a point on the Easterly line of said Section 32, 867.2 feet Southerly of the Northeast corner of the Southeast Quarter of said Section 32; thence South 57 degrees 31 minutes West, 1147.7 feet, more or less, to a point on the Easterly right of way line, Minnesota Transfer Railway and there terminating, said point being 1118.0 feet due North of the South line of said
Section 32.